                                                                    EXHIBIT 10.9

                                SELECTICA, INC.
                         MAJOR ACCOUNT LICENSE AGREEMENT

        This Agreement, dated as of June 24, 1999 (the "Effective Date"), is made and entered into by and between Selectica, Inc. "2890 Zanker Road, Suite 101, San Jose, California, 95134 ("SELECTICA"), and Fireman's Fund Insurance Company, 777 San Marin Drive, Novato, CA 94998-2000 ("Customer"). SELECTICA and Customer agree as follows:

SECTION 1.                             DEFINITIONS

        Whenever used in this Agreement, the following terms will have the following specified meanings:

        1.1 "DOCUMENTATION" means the documentation specified in Exhibit A attached hereto and licensed to Customer hereunder, together with any and all new releases, corrections and updates furnished by SELECTICA to Customer under this Agreement.

        1.2 "SOFTWARE" means the computer software specified in Exhibit A attached hereto, in object code form, together with any and all Upgrades furnished by SELECTICA to Customer under this Agreement.

        1.3 "UPGRADES" means all releases, updates and corrections of the Software licensed to Customer hereunder, in object code form, which are published and generally made commercially available by SELECTICA to its licensees of the Software with a change in the integer, tenths or hundredths digit of the version number (e.g., a change form version x.xx to y.xx or x.yx or x.xy). Upgrades shall not include any release, update or correction that has been customized by SELECTICA for use by any particular licensee of the Software or which is made by SELECTICA solely to adopt or reflect the trade dress of any third party.

SECTION 2.            SOFTWARE DELIVERY AND LICENSE

        2.1 DELIVERABLES. Upon execution of this Agreement, SELECTICA shall deliver to Customer one reproducible master copy of the Software licensed hereunder to Customer, in object code form, and one copy of the Documentation.

        2.2 GRANT. SELECTICA hereby grants Customer a nonexclusive, nontransferable license to:

               (a) Install and use the Software ordered by Customer hereunder for internal processing requirements of Customer on the number of Customer's servers and/or users then authorized under this Agreement. The number of servers and/or users

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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initially authorized hereunder is set forth in Exhibit A. Customer may increase the number of authorized servers and/or users from time to time in unit quantities and upon payment to SELECTICA of the applicable amount as set forth in Exhibit B.

               (b) Reproduce the Documentation for the Software ordered by Customer hereunder and/or incorporate all or any portion of the Documentation in training materials prepared by the Customer, in each case solely for the use of the Customer and provided that the copyright notices and other proprietary rights legends of SELECTICA are included on each copy of the Documentation and such materials.

               (c) Reproduce and make one copy of the Software for archival and backup purposes.

        2.3 RESTRICTIONS. Customer shall use the Software and Documentation only for the purposes specified in section 2.2 and in accordance with the following:

               (a) Customer shall not modify or prepare derivative works of the Software or Documentation except as expressly permitted in Section 2.2;

               (b) Customer shall not reverse engineer, disassemble or decompose the Software, except to the extent that such acts may not be prohibited under applicable law;

               (c) Customer shall not remove, obscure, or alter any notice of patent, copyright, trade secret, trademark, or other proprietary rights notices present on any Software Documentation;

               (d) Customer shall not sublicense, sell, lend, rent, lease, or otherwise transfer all or any portion of the Software or the Documentation to any third party except as may be permitted in Section 9.4 hereof; and

               (e) Customer shall not use the Software or the Documentation to provide services to third parties, or otherwise use the same on a "service business" basis.

        2.4 COMPLIANCE WITH LAWS. SELECTICA and Customer shall each comply with all applicable laws, regulations, rules, orders and other requirements, now or hereafter in effect, of any applicable governmental authority, in their performance of this Agreement. Without limiting the generality of the foregoing, Customer will comply with all export laws and regulations of the United States in dealing with the Software including its export and use of the Software outside the United States.

        2.5 PROPRIETARY RIGHTS. The Software Documentation contains valuable patent, copyright, trade secret, trademark and other proprietary rights of SELECTICA. Except for the license granted under Section 2.2, SELECTICA reserves all rights to the Software and Documentation. No title to or ownership of any Software or proprietary


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rights related to the Software or Documentation is transferred to Customer under this Agreement.

        2.6 PROTECTION AGAINST UNAUTHORIZED USE. Customer shall promptly notify SELECTICA of any unauthorized use of the Software or Documentation which comes to Customer's attention. In the event of any unauthorized use by any of Customer's employees, agents or representatives, Customer shall use its best efforts to terminate such unauthorized use and to retrieve any copy of the Software or Documentation in the possession or control of the person or entity engaging in such unauthorized use. SELECTICA may, at its option and expense, participate in any such proceeding and, in such an event, Customer shall provide such authority, information and assistance related to such proceeding as SELECTICA may reasonably request.

        2.7 RECORDS. Customer shall ensure that each copy it makes of all or any portion of the Software or the Documentation includes the notice of copyright or other proprietary rights legends appearing in or on the Software or the Documentation delivered to Customer by SELECTICA; shall keep accurate records of the reproduction and location of each copy; and upon request of SELECTICA, shall provide SELECTICA with complete access to such records and to Customer facilities, computers and the Software and Documentation for the purpose of auditing and verifying Customer's compliance with this Agreement.

SECTION 3.            SUPPORT SERVICES, TRAINING AND MAINTENANCE

        3.1 SUPPORT SERVICES AND TRAINING. Provided Customer has paid SELECTICA the applicable maintenance fee specified in Exhibit B, SELECTICA will provide Customer with the maintenance services and training set forth below. SELECTICA reserves the right to change or discontinue from time to time all or any part of the services or systems described below

               (a) Telephone/Fax Support. For a period of one (1) year after the date of this Agreement, SELECTICA will provide Customer with telephone support during the hours of 6 a.m. to 5 p.m. (PST), Monday through Friday, excluding holidays observed by SELECTICA. SELECTICA will provide after-hours answering service to record inquiries from Customer and SELECTICA will use reasonable commercial efforts to respond to any such inquiries within one (1) business day of receipt. Customer will ensure that only person(s) properly trained in the operation and usage of the Software and designated by SELECTICA as a contact in accordance with paragraph 3.1(c) below will utilize such telephone support. SELECTICA will provide such telephone assistance relation to the (i) installation and operational use of the Software; (ii) identification and verification of the causes of suspected errors or malfunctions in the Software; and (iii) providing of detours for identified Software errors or malfunctions, where reasonably available to SELECTICA. Further, upon request by SELECTICA, Customer will allow SELECTICA to perform on-line diagnostics of the Software.


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               (b) Internet Access. SELECTICA shall furnish Customer with access to (i) SELECTICA's homepage on which SELECTICA will from time to time publish information regarding any then existing defects and other problems related to the Software and detours then discovered, together with information about future Software enhancements and related SELECTICA products and (ii) SELECTICA's electronic mail system by which Customer may send questions to SELECTICA about software. SELECTICA will use reasonable efforts to respond to such inquiries within one (1) business day of receipt. Customer shall be responsible for procuring at its expense all hardware (including modem) and software necessary to access SELECTICA's electronic mail system and for paying all telephone and other charges incurred by Customer in connection with the use of such system.

               (c) Training Services. SELECTICA will authorize a maximum of two Customer employees to contact SELECTICA for telephone and/or fax Support. Each contact must have completed SELECTICA's Training Course ("Training Course"), and will be designated as either the primary or backup contact.

        3.2 MAINTENANCE. Provided Customer has paid SELECTICA the applicable maintenance fee specified in Exhibit B, SELECTICA will furnish to Customer within a reasonable time after publication, one (1) copy of all Upgrades.

        3.3 OTHER SERVICES. SELECTICA will furnish to Customer the Software customization and/or additional maintenance services and/or training identified in Exhibit C, if any, on the terms and conditions specified therein.

SECTION 4.                        COMPENSATION

        4.1 LICENSE FEE. Customer will pay SELECTICA the Software license fee specified in Exhibit B.

        4.2 MAINTENANCE FEE. In consideration for SELECTICA's services set forth in Section 3.1 and 3.2, Customer agrees to pay SELECTICA the maintenance fee in the amount and in accordance with the terms of Exhibit B for the first twelve
(12) month period commencing on the Effective Date. Customer may renew the services described in Section 3.1 and 3.2 thereafter on an annual basis by payment of the maintenance fee before the beginning of each new twelve (12) month period. SELECTICA reserves the right to change the maintenance fee from time to time after the end of the first twelve (12) month period after the Effective Date. SELECTICA shall give Customer at least sixty (60) days prior written notice of any such change. SELECTICA reserves the right to charge Customer a reinstatement fee to resume such maintenance services if Customer has not continuously maintained such services in effect in accordance with the terms of this Section 4.2.


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        4.3 PAYMENT. All fees, charges and other sums payable to SELECTICA under this Agreement will be due and payable on the dates specified in Exhibit B, or within thirty (30) days after invoice date if no date is specified in Exhibit B. All monetary amounts are specified and shall be paid in the lawful currency of the United States of America. Customer shall pay all amounts due under this Agreement to SELECTICA at the address set forth herein or such other location as SELECTICA designates in writing. Any amount not paid when due will bear interest at the rate of one and one half percent (1.5%) per month or, the maximum rate permitted by law, whichever is less, determined and compounded on a daily basis from the date due until the date paid. All fees, charges and other sums payable to SELECTICA under this Agreement do not include any sales, use, excise or other applicable taxes, tariffs or duties (excluding any applicable federal and state taxes based on SELECTICA's net income), payment of which shall be the sole responsibility of Customer.

SECTION 5.                    TERM AND TERMINATION

        5.1 TERM. The term of this Agreement and the license set forth in
Section 2.2 shall commence on the Effective Date and shall end upon the termination of this Agreement pursuant to Section 5.2 or 5.3.

        5.2 TERMINATION BY CUSTOMER. Customer may terminate this Agreement and the license by returning to SELECTICA all copies of the Software and the documentation in its possession or control, or providing written notice certifying destruction of such, subject to verification of the same by SELECTICA to SELECTICA's satisfaction in its sole discretion. Such termination shall not relieve Customer of any of its outstanding financial obligations to SELECTICA.

        5.3 TERMINATION BY SELECTICA. If Customer defaults in the performance of or compliance with any of its obligations under this Agreement, and such default has not been remedied or cured within thirty (30) days after SELECTICA gives Customer written notice specifying the default or, if the nature of the default is such that more than thirty (30) days are required for the cure thereof, and Customer fails to commence its effort to cure such breach or default within such thirty (30) days and to diligently prosecute the same to completion thereafter to SELECTICA's satisfaction in its sole discretion, SELECTICA may terminate this Agreement and the license, in addition to its other rights and remedies under law.

        5.4 POST TERMINATION. Upon termination of this Agreement, Customer shall promptly cease the use of the Software and Documentation and destroy (and in writing certify such destruction) or return to SELECTICA all copies of the Software and Documentation then in Customer's possession or control.

        5.5 SURVIVAL. Sections 2.5, 4, 5.4, 7, 8 and 9 shall survive the termination of this Agreement.


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

SECTION 6.                  WARRANTIES AND REMEDIES

        6.1 PERFORMANCE WARRANTY AND REMEDY. SELECTICA warrants to Customer that when operated in accordance with the Documentation and other instructions provided by SELECTICA, the Software will perform substantially in accordance with the functional specifications set forth in the Documentation for a period of ninety (90) days after delivery of the Software to the Customer. If the Software fails to comply with the warranty set forth in this Section 6.1, SELECTICA will use reasonable commercial efforts to correct the noncompliance provided that: Customer notifies SELECTICA of the noncompliance within (90) ninety days after delivery of the Software to the Customer, and SELECTICA is able to reproduce the noncompliance as communicated by Customer to SELECTICA. If after the expenditure of reasonable efforts, SELECTICA is unable to correct any such noncompliance, SELECTICA may refund to Customer all or an equitable portion of the license fee paid by Customer to SELECTICA for such Software in full satisfaction of Customer's claims relating to such noncompliance upon Customer's return of said Software.

        6.2 WARRANTY LIMITATIONS. The warranties set forth in Section 6.1 apply only to the latest release of the Software made available by SELECTICA to Customer. Such warranties do not apply to any noncompliance of the software resulting from misuse, casualty loss, use or combination of the Software with any products, goods, services or other items furnished by anyone other than SELECTICA, any modification not made by or for SELECTICA, or any use of the Software by Customer in contradiction of the terms of this Agreement.

SECTION 7.           INTELLECTUAL PROPERTY RIGHTS INDEMNITY

        SELECTICA agrees, at its own expense, to defend or, at its opinion, to settle, any claim or action brought against Customer on the issue of infringement of any United States copyright or trade secret of any third party by the Software as used within the scope of this Agreement, and to pay all damages and costs, including reasonable legal fees, which may be assessed against Customer under any such claim or action. SELECTICA shall be released from the foregoing obligation unless Customer provides SELECTICA with (i) written notice within fifteen (15) days of the date Customer first becomes aware of such a claim or action, or possibility thereof; (ii) sole control and authority over the defense or settlement thereof; and (iii) proper and full information and assistance to settle and/or defend any such claim or action. Without limiting the forgoing, if a final injunction is, or SELECTICA believes, in its sole discretion, is likely to be, entered prohibiting the use of the Software by Customer as contemplated herein, SELECTICA will, at its sole option and expense, either (a) procure for Customer the right to use the infringing Software as provided herein or (b) replace the infringing Software with noninfringing, functionally equivalent products, or (c) suitably modify the infringing Software so that it is not infringing; or (d) in the event (a), (b) and (c) are not


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commercially reasonable, terminate the license, accept return of the infringing
Software and refund to Customer an equitable portion of the license fee paid therefor. Except as specified above, SELECTICA will not be liable for any costs or expenses incurred without its prior written authorization. Notwithstanding the foregoing, SELECTICA assumes no liability for infringement claims arising from (i) combination of the Software with the other products not provided by SELECTICA, but not covering the Software alone, or (ii) any modifications to the Software unless such modification was made by SELECTICA. THE FOREGOING PROVISIONS OF THIS SECTION 7 STATE THE ENTIRE LIABILITY AND OBLIGATIONS OF SELECTICA AND THE EXCLUSIVE REMEDY OF CUSTOMER, WITH RESPECT TO ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADE SECRET, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT BY THE SOFTWARE.

SECTION 8.     DISCLAIMER WARRANTY AND LIMITATION OF LIABILITY

        8.1 DISCLAIMER OF WARRANTIES. EXCEPT AS SET FORTH IN SECTION 6.1, SELECTICA MAKES NO WARRANTIES WHETHER EXPRESSED, IMPLIED OR STATUTORY REGARDING OR RELATING TO THE SOFTWARE OR THE DOCUMENTATION OR ANY MATERIALS OR SERVICES FURNISHED OR PROVIDED TO CUSTOMER UNDER THIS AGREEMENT. SELECTICA SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSES, AND SATISFACTORY QUALITY WITH RESPECT TO THE SOFTWARE, DOCUMENTATION AND ANY OTHER MATERIALS AND SERVICES PROVIDED BY SELECTICA HEREUNDER, AND WITH RESPECT TO THE USE OF THE FORGOING.

        8.2 LIMITATION OF LIABILITY. EXCEPT AS SET FORTH IN SECTION 7, IN NO EVENT WILL SELECTICA BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, BUSINESS INTERRUPTION, LOSS OF DATA, COST TO RECOVER, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF THE FURNISHING, PERFORMANCE OR USE OF THE SOFTWARE, DOCUMENTATION OR ANY MATERIALS OR SERVICES PERFORMED HEREUNDER, WHETHER ALLEGED AS A BREACH OF CONTRACT OR TORTUOUS CONDUCT, INCLUDING NEGLIGENCE, EVEN IF SELECTICA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ADDITION, SELECTICA WILL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN THE DELIVERY OR FURNISHING OF THE SOFTWARE, DOCUMENTATION, OR OTHER MATERIALS OR SERVICES. SELECTICA's LIABILITY UNDER THIS AGREEMENT FOR DAMAGES WILL NOT, IN ANY EVENT, EXCEED THE AMOUNTS PAID BY THE CUSTOMER TO SELECTICA UNDER THIS AGREEMENT FOR THE ITEMS GIVING RISE TO SUCH LIABILITY.


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SECTION 9.                       MISCELLANEOUS

        9.1 NONDISCLOSURE OF AGREEMENT. Customer shall not disclose the terms of this Agreement or the ongoing business relationship initiated by this Agreement except as required by law or governmental regulation without SELECTICA's prior written consent, except that customer may disclose the terms of this Agreement on a confidential basis to Customer's accountants, attorneys, parent organizations and financial advisors and lenders.

        9.2 REFERENCE ACCOUNT. Customer consents to SELECTICA's identification of Customer as a user of the Software and will cooperate with SELECTICA in furnishing nonconfidential information about Customer's software use for informational and promotional use by SELECTICA. No public press releases or other public forum information exchange about Customer's use of SELECTICA's Software will be implemented without prior written permission of Customer.

        9.3 NOTICES. Any notice or other communication under this Agreement given by either party to the other will be deemed to be properly given if given in writing and delivered in person or facsimile, if acknowledged received by return facsimile or followed within one day by a delivered or mailed copy of such notice, or if mailed, properly addressed and stamped with the required postage, to the intended recipient at its address specified in this Agreement. Either party may from time to time change its address for notices under this Section by giving the other party notice of the change in accordance with this
Section 9.3.

        9.4 ASSIGNMENT. Customer may not assign (directly, by operation of law or otherwise) this Agreement or any of its rights under this Agreement without the prior written consent of SELECTICA except that Customer may assign all, but not part, of this Agreement and the Software and Documentation then in its possession or control to the successor of Customer in a merger or other similar corporate reorganization outside of the course of Customer's normal business operations or to the purchaser of substantially all of Customer's assets, provided such successor or purchaser agrees in writing to comply with the terms of this Agreement. Subject to the foregoing, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns.

        9.5 NONWAIVER. Any failure of either party to insist upon or enforce performance by the other party of any of the provisions of this Agreement or to exercise any rights or remedies under this Agreement will not be interpreted or construed as a waiver or relinquishment of such party's right to assert or rely upon such provision, right or remedy in that or any other instance.


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        9.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement, and supersedes any and all prior agreements, between SELECTICA and Customer relating to the Software, Documentation, services and other items subject to this Agreement. No amendment of this Agreement will be valid unless set forth in a written instrument signed by both parties.

        9.7 GOVERNING LAW AND ARBITRATION. The rights and obligations of the parties under this Agreement shall not be governed by the 1980 UN Convention on Contracts for the International Sale of Goods, but instead shall be governed by and construed under the laws of the State of California, including its Uniform Commercial Code, without reference to conflict of laws principles. Any dispute or claim arising out of or in connection with this Agreement or the performance, breach, or termination thereof, shall be finally settled by arbitration in San Jose, California by three arbitrators under the rules of arbitration of (i) the International Chamber of Commerce, if Customer's address set forth herein is outside the United States, or (ii) by the American Arbitration Association if such address is in the United States. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, either party may apply to any court of competent jurisdiction for injunctive relief without breach of this arbitration process.

        9.8 LANGUAGE. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding to the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language.

        9.9 APPLICABILITY OF PROVISIONS LIMITING SELECTICA'S LIABILITY. The provisions of this Agreement under which the liability of SELECTICA is excluded or limited, shall not apply to the extent that such exclusions or limitations are declared illegal or void under any applicable laws, unless the illegality or invalidity is cured under such laws by the fact that the law of California governs this Agreement.

        9.10 YEAR 2000 COMPLIANCE WARRANTY. SELECTICA represents and warrants that the Software as delivered will operate prior to, during, and after, the calendar year 2000 A.D. without error relating to date data, specifically including but not limited to any error relating to calculations, sorting, interpretation, processing or acceptance of date data which represents or references different centuries or more than one century, provided that all hardware, firmware and other software used in conjunction with the Software properly exchanges accurate and properly formatted date data with the Software. The Year 2000 Compliance Warranty set forth in this Section shall begin as of the date of this Agreement and end on the date after January 1, 2000, subsequent to which the Software has operated without a breach of the Year 2000 Compliance Warranty for a consecutive six month period (the "Year 2000 Warranty Period"). If the Software fails to comply with the warranty set forth in this Section 12, SELECTICA will use reasonable commercial efforts to correct the noncompliance, provided that Customer notifies SELECTICA of the noncompliance within the Year 2000 Warranty Period, and


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SELECTICA is able to reproduce the noncompliance as communicated by Customer to
SELECTICA. If after the expenditure of reasonable efforts, SELECTICA is unable to correct any such noncompliance, SELECTICA may refund to Customer all or an equitable portion of the license fee paid by Customer to SELECTICA for such Software in full satisfaction of Customer's claims relating to such noncompliance upon Customer's return of said Software.

        9.11   SOURCE CODE ESCROW

SELECTICA agrees to keep, and maintain current, a copy of the source code and relevant materials (hereinafter referred to as "Escrow Materials") for the Software in Escrow with Fort Knox (the "Escrow Agent"). A copy of the Escrow Materials for each maintenance release or new version of the Software licensed hereunder will also be delivered to the Escrow Agent to be held in escrow; provided, however, that SELECTICA need not update the Escrow Materials more frequently than either twice per year or upon release of a new version of the Software.

        SELECTICA shall enter into an agreement with the Escrow Agent, under which Customer shall be a beneficiary, setting out the terms of this Section 9.11, and further providing that upon notification by Customer of the occurrence of an event described in Paragraph (a) below and Customer's requesting delivery of the Escrow Materials, the Escrow Agent shall give notice thereof to SELECTICA. If SELECTICA does not challenge the request within thirty (30) days of receipt of such notice, the Escrow Agent may proceed; otherwise, the matter shall be referred to arbitration, as described in the escrow agreement.

        (a) SELECTICA's agreement with the Escrow Agent shall provide that a copy of the Escrow Materials for the Software will be delivered to Customer by the Escrow Agent in the event that (i) SELECTICA (or its successors or assigns) ceases doing business as a going concern, (ii) an involuntary bankruptcy petition is not discharged within sixty (60) days after SELECTICA receives notice of the filing of the petition or (iii) SELECTICA discontinues supporting the software for any reason.

        (b) Upon delivery of the Escrow Materials to Customer, Customer shall have a nontransferable, nonexclusive license to use the Escrow Materials to support and maintain the Software for existing sublicenses and for no other purpose Customer shall retain a right to deploy additional licenses for use subject to the license provisions of this agreement. SELECTICA shall retain all ownership right, title and interest in and to the Escrow Materials, including all patents, copyrights, trademarks, trade secrets and other intellectual property rights inherent therein. Customer shall maintain the Escrow Materials in the strictest confidence and disclose them to employees only as necessary to exercise its rights granted herein. The object code derived from the source code is subject to the same restrictions as apply to the Software distributed under this Agreement.


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        9.12 FORCE MAJEURE. Neither party will be liable for, or be considered to be in breach of or default under this Agreement, other than monetary obligations, as a result of any cause or condition beyond such party's reasonable control.

        9.13 ACCEPTANCE. Neither this Agreement nor any of its EXHIBITs will become effective until accepted by SELECTICA at its offices in San Jose, California.

In Witness whereof, the parties have executed this Agreement by their duly authorized representatives.

AMENDMENT DATED JUNE 17, 1999 IS ATTACHED HERETO

SELECTICA, INC.                             Fireman's Fund Insurance Company
                                    --------------------------------------------
("SELECTICA)                                ("Customer")


              By:   /s/ CHARLES B. PENDELL          By:  /s/ STEPHEN LEVANDOWSKI
                    ----------------------               -----------------------

      Print name:    Charles B. Pendell     Print name:     Stephen Levandowski
                    ----------------------                ----------------------

           Title:    VICE PRESIDENT, SALES        Title:    VP, LID SYSTEMS
                    ----------------------                ----------------------

            Date:    6-27-99                       Date:   6-24-99
                    ----------------------                ----------------------

         Address:   2890 Zanker Road            Address:   777 San Maria Dr
                    ----------------------                ----------------------

                    Suite 101                              Novato, CA 94998
                    ----------------------                ----------------------

                    San Jose, CA  95134
                    ----------------------                ----------------------

     Telephone #:   (408) 570-9700          Telephone #:   (415) 899-4932
                    ----------------------                ----------------------

     Facsimile #:   (408) 570-9705          Facsimile #:   (415) 899-6048
                    ----------------------                ----------------------


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                                    EXHIBIT A

                    DESCRIPTION OF SOFTWARE AND DOCUMENTATION

                                LICENSED SERVERS

Description                                               Quantity Licensed
-------------------------------------------------------------------------------
ACE Enterprise, including Documentation
        Single CPU                                        ______________

        Dual CPU                                          One

        Single CPU-Test and Development                   One

        Server Manager                                    ______________

 ACE Quoter, including Documentation
        Single CPU                                        ______________

        Dual CPU                                          One

ACE Connector, including Documentation______________

                                 LICENSED USERS

ACE Studio - Number of Licensed Users
        Including Documentation                           Six

ACE Mobile - Number of Licensed Users
        Including Documentation                           ______________

SELECTICA agrees to complete certification of the Selectica ACE Enterprise and Selectica ACE Quoter products running on International Business Machines AIX platform within sixty (60) days of Effective Date. Customer agrees to assist SELECTICA in this certification process by gaining SELECTICA access to an IBM AIX server for certification purposes.


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


                                    EXHIBIT B

                          LICENSE AND MAINTENANCE FEES

1.  License Fee.

               ACE Enterprise Server - Dual Processor          $[*]
               ACE Quote Server-Dual Processor                 $[*]
               ACE Studio (6 pack)                             $[*]
               ACE Enterprise Test and Development Server      $[*]

               Total Software License Fee                      $[*]

2. Maintenance Fee. Maintenance fees are equal to [*]% of the current published product license list price, and are due in advance on an annual basis. Maintenance fees for the use of the Software on any additional servers or workstations licensed subsequent to the Effective Date will be payable concurrently with the additional server or user license fee on a pro-rated annual basis.

        Annual maintenance and upgrade support     $[*]

3. On-site Training Class - Five Day Class, up to ten (10) attendees: $[*] plus expenses

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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
                                  AMENDMENT TO
              THE SELECTICA, INC. MAJOR ACCOUNT LICENSE AGREEMENT
                                 BY AND BETWEEN
                                SELECTICA, INC.
                                      AND
                        FIREMAN'S FUND INSURANCE COMPANY
                         Amendment Dated June 17, 1999

The Selectica, Inc. Major Account License Agreement ("Agreement") by and between Selectica, Inc. ("Selectica") and Fireman's Fund Insurance Company ("Customer") is hereby amended in the following respects.

1. In the second line of (a) of 2.2 Grant after "Customer" insert "and Customer's subsidiaries"

2. Delete the last three lines of 2.7 Records beginning with "and" and ending with "Agreement"

3. Delete the last sentence of the first paragraph of 3.1 Support Services and Training and replace it with "With the mutual agreement of the parties, Selectica may change or discontinue from time to time all or any part of the services or systems described below"

4. In the second line of (c) Training Services of 3.1 Support Services and Training after "employees" insert "and their designated backups"

5. Insert as a new "3.4 User Groups: Selectica agrees to introduce Customer to other Selectica customers upon request by Customer for the purposes of formation of a Selectica users group."

6. In the second line of 4.2 Maintenance Fee before "Customer" insert "Selectica shall invoice for and"

7. In the fourth line of 4.2 Maintenance Fee delete "on the Effective Date" and replace it with "immediately after the expiration of the ninety day warranty as stated in 6.1 Performance Warranty and Revenue"

8. Delete the second and third sentences of 4.2 Maintenance Fee and replace it with "After the first twelve month period commencing immediately after the expiration of the ninety day warranty as stated in 6.1 Performance Warranty and Revenue, the term of maintenance shall automatically renew for successive annual terms unless Customer provides Selectica with written notice of termination of maintenance at least thirty days prior to the commencement of any annual renewal maintenance term. Selectica reserves the right to change the maintenance fee effective at the beginning of any annual renewal term of maintenance but in no event shall the annual maintenance fee exceed the immediately preceding year's annual maintenance by more than five percent or the increase in the U.S. Consumer Price Index published by the U.S. Bureau of Labor Statistics during the twelve month period immediately preceding such notice to the Customer, whichever is the lesser of the two. Selectica shall invoice Customer for any annual maintenance fee as stated in Exhibit B. In the event that Customer terminates maintenance under this Agreement such maintenance termination shall not affect the license grant to the Customer for the Software as provided herein."

9. Delete the first sentence of 4.3 Payment and replace it with "All fees, charges and other sums payable to Selectica under this Agreement will be invoiced to Customer in accordance with the invoicing schedule in Exhibit B and Customer shall pay such invoices within thirty days of receipt."

10.  Delete the fourth sentence of 4.3 Payment.

11. Delete the last sentence of 4.3 Payment and replace it with "Selectica shall invoice for, and Customer will pay, as hereinafter stated, all taxes lawfully levied arising out of this Agreement, exclusive, however, of taxes based on Selectica's income, and franchise taxes, or taxes on any withholding at the source obligation of Selectica which taxes shall be paid by Selectica. Customer shall pay such invoices within thirty days of receipt."

12. Delete the paragraph of 5.3 Termination by Selectica and replace it with "In the event of any material breach of this Agreement by either party hereto, the other party may (reserving cumulatively all other remedies and rights under this Agreement and in law and in equity) terminate this Agreement in whole or in part by giving thirty (30) days' prior written notice thereof; provided, however, that this Agreement shall not terminate at the end of said thirty (30) days' notice period if the party in breach has cured the breach of which it has been notified prior to the expiration of said thirty (30) days."

13. At the end of 5.5 Survival after "Agreement" insert "for a period of five years"

14. In the third line of 6.1 Performance Warranty and Remedy before "instructions" insert "written" and delete "substantially"

15. In the fifth line of 6.1 Performance Warranty and Remedy delete "delivery" and replace it with "installation"

16. In the sixth and seventh lines of 6.1 Performance Warranty and Remedy delete the phrase "use reasonable commercial efforts to" and replace it with "at no additional cost to Customer"

17. In the eighth line of 6.1 Performance Warranty and Remedy delete "delivery" and replace it with "installation"

18. Delete the last sentence that starts with "If after the expenditure" of 6.1 Performance Warranty and Remedy.

19. To 6.1 Performance Warranty and Remedy add "Selectica warrant to Customer, subject to interruption via court order, that: (a) Selectica has the right to license the Software covered hereunder; (b) Customer shall quietly and peacefully possess the items of Software covered hereunder subject to and in accordance with the provisions of this Agreement; (c) Customer's use and possession of such Software will not be interrupted or otherwise distributed by any person asserting a claim under or through Selectica"

20. In the second line of Section 7 Intellectual Property Rights Indemnity after Customer insert "its parent, their subsidiary and affiliated companies"

21. In the fifth line of Section 7 Intellectual Property Rights Indemnity after Customer insert "its parent, their subsidiary and affiliated companies"

22. After the first sentence of Section 7 Intellectual Property Rights Indemnity insert "Selectica further agrees to indemnify and hold Customer, its parent, their subsidiary and affiliated companies, harmless from and against any and all liabilities, losses, damages, costs and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Customer in accordance with this Section."

23. In the second sentence of Section 7 Intellectual Property Rights Indemnity delete the phrase "Selectica shall be released from the foregoing obligation unless" and delete "provides" and replace it with "shall provide"

24. In (iii) of the second sentence of Section 7 Intellectual Property Rights Indemnity after "assistance" insert "at Selectica's expense."

25. In the third sentence of Section 7 Intellectual Property Rights Indemnity delete the phrase "an equitable portion of"

26.   In the first line of 8.1 Disclaimer of Warranty after 6.1 insert "AND
SECTION 9.10"

27. Delete the last sentence of 8.2 Limitation of Liability and replace it with "SELECTICA SHALL BE LIABLE FOR AND SHALL INDEMNIFY AND HOLD CUSTOMER HARMLESS AGAINST ANY LOSS OR DAMAGE ARISING FROM THE FAULT OR NEGLIGENCE OF SELECTICA, ITS OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES. CUSTOMER SHALL BE LIABLE FOR AND SHALL INDEMNIFY AND HOLD SELECTICA HARMLESS AGAINST ANY LOSS OR DAMAGE ARISING FROM THE FAULT OR NEGLIGENCE OF CUSTOMER, ITS OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES. IN NO EVENT SHALL CUSTOMER BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NOTWITHSTANDING THE FOREGOING IN THIS PARAGRAPH, EXCEPT FOR ANY SELECTICA LIABILITY UNDER SECTION 6.1, SECTION 7, SECTION 9.10, SECTION 9.14 AND ANY SELECTICA LIABILITY FOR PERSONAL INJURY AND PROPERTY DAMAGE, SELECTICA'S LIABILITY UNDER THIS AGREEMENT FOR DAMAGES WILL NOT, IN ANY EVENT, EXCEED THE AMOUNTS PAID BY THE CUSTOMER TO SELECTICA UNDER THIS AGREEMENT AND THE MASTER AGREEMENT FOR CONSULTING SERVICES."

28. In the fifth line of 9.1 Nondisclosure of Agreement after "organizations" insert "subsidiaries"

29. Delete the paragraph of 9.2 Reference Account and replace it with "Selectica shall not use the name and/or logo or Customer, its parent, their subsidiary or affiliated companies in any publicity releases, promotional materials, announcements, customer listing, testimonials or advertising without securing prior written approval of Customer. The parties hereby agree to the joint issuance of a press release announcing this Agreement with the content of such press release to be mutually agreed to by the parties."

30. At the end of 9.4 Assignment add "Selectica many not assign (directly, by operation of law or otherwise) this Agreement or any of its rights under this Agreement without the prior written consent of Customer except that Selectica may assign all, but not part, of this Agreement to the successor of Selectica in a merger or other similar corporate reorganization outside of the course of Selectica normal business operations or to the purchaser of substantially all of Selectica's assets, provided such successor or purchaser agrees in writing to comply with the terms of this Agreement. Subject to the foregoing, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties and their respective successors and assigns."

31.     In the title of 9.7 delete "and Arbitration"

32. In the first sentence of 9.7 Governing Law delete the phrase "including its Uniform Commercial Code"

33.     Delete the second, third and fourth sentences of 9.7 Governing Law.

34. Delete the second sentence of 9.10 Year 2000 Compliance Warranty and replace it with "The Year 2000 Compliance Warranty set forth in this section shall begin as of the effective date of this Agreement and shall continue until the Agreement is terminated as provided herein."

35. In the third sentence of 9.10 delete 12 and replace it with 9.10 and delete the phrase "use reasonable commercial efforts to" and delete the phrase "within the Year 2000 Compliance Warranty"

36.     Delete the fourth sentence of 9.10 Year 2000 Compliance Warranty.

37. At the beginning of the first paragraph of 9.11 Source Code Escrow insert "At no additional cost to Customer"

28. In the third line of (b) of 9.11 Source Code Escrow delete "for existing sublicenses"

39. At the end of 9.12 Force Majeure add "Performance times under this Agreement shall be considered extended for a period of time equivalent to the time lost because of any delay which is excusable under this Section. If any such excusable delay shall last for a period of more than sixty (60) consecutive calendar days, the party not relying on the excusable delay, at its option, may terminate this Agreement without financial liability or penalty of any kind. Both parties will remain liable for any costs and expenses already incurred, services performed or items invoiced and delivered at time of termination."

40. AS a new 9.14 Customer Confidential Information add "During the term of this Agreement and for a period of five (5) years from either the date of expiration or date of termination of this Agreement, whichever occurs later, Selectica will regard and preserve as confidential all information related to the business of Customer, its parent, their subsidiary and affiliated companies, or its or their clients, that may be obtained by Selectica from any source as a result of this Agreement. Selectica will not, without first obtaining Customer's written consent, disclose to any person, firm, or enterprise, or use for its benefit, any information relating to the pricing, methods, processes, financial data, lists, apparatus, statistics, programs, research, development or related information of Customer, its parent, their subsidiary or affiliated companies, or its or their clients, concerning past, present or future business activities of said entities."

41. At the beginning of the first sentence of the last paragraph of Exhibit A insert "At no additional cost to Customer"

42. To the last paragraph of Exhibit A add "In addition, at no additional cost to Customer, Selectica shall ensure that the Software supports DB2 databases. The Software is being delivered to Customer in the NT version."

43. To 1 License Fee of Exhibit B add "The Total Software License fee shall be invoiced by Selectica to Customer after delivery of the Software to Customer. The delivery date for the Software is June 30, 1999. Selectica shall not deliver the Software prior to the delivery date for the Software."

44. In Exhibit B delete the first sentence of 2 Maintenance Fee and replace it with "The maintenance fee for the first twelve month period of maintenance shall be invoiced by Selectica to Customer after expiration of the ninety day warranty period. Selectica shall invoice Customer for any annual maintenance fee thereafter no earlier than thirty days prior to the commencement date of the applicable annual maintenance renewal term."

45. After "support" in 2 Maintenance Fee of Exhibit B insert "for the first twelve month maintenance period maintenance fee"

46. At the beginning of 3 of Exhibit B insert "At Customer's option, in accordance with the terms of the Master Agreement for Consulting Services attached hereto as Exhibit C, Customer may order"

In the event of any inconsistency between the terms of the Agreement and the terms of this Amendment, this Amendment will prevail in all respects.

IN WITNESS WHEREOF, the parties hereto each acting under due and proper authority have executed this Amendment as of the day, month and year written below.

SELECTICA, INC.                         FIREMAN'S FUND INSURANCE COMPANY

By [Signature Illegible]                By [Signature Illegible]
  ----------------------------------      -------------------------------------
Title Vice President, Sales             Title VP, CID Systems
     -------------------------------         ----------------------------------
Date 6-23-99                            Date 6-24-99
     -------------------------------         ----------------------------------


                                                                    APPROVED
                                                                   AS TO FORM
                                                                  GCO/CONTRACTS
                                                                       Jan
                                                                  -------------


                                       5
2

                                   EXHIBIT C

                        ADDITIONAL SERVICES AND TRAINING

SEE ATTACHED MASTER AGREEMENT FOR CONSULTING SERVICES.

                    MASTER AGREEMENT FOR CONSULTING SERVICES

THIS MASTER AGREEMENT FOR CONSULTING SERVICES is made and entered into as of June 16, 1999 by and between Fireman's Fund Insurance Company, (hereinafter referred to as "Customer") and Selectica, Inc. (hereinafter referred to as "Consultant").

                                   ARTICLE 1
            GENERAL DESCRIPTION OF OBJECTIVES AND SCOPE OF SERVICES

     1.1 Consultant agrees to provide to Customer those technical assistance and/or related services as are described on any Schedules attached hereto (the "Schedules"). In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of any Schedule, the terms of such Schedule shall govern.

     1.2 A statement of the scope of work (the "Statement") shall be attached to each Schedule as an Attachment A and shall be incorporated therein and made a part thereof.

     1.3 The scope of Consultant's work effort must be coordinated with the appropriate personnel designated by Customer and shall at all times be subject to the parameters established by Customer from time to time.

                                   ARTICLE 2
                                      FEES

     2.1 Consultant agrees to invoice Customer, monthly in arrears (unless otherwise stated in the Schedule), for the services provided to Customer by Consultant under any Schedule in accordance with the rate(s) set forth in the Schedule.

     2.2 The charges invoiced to Customer by Consultant in accordance with this Article 2, except for any amounts disputed by Customer, shall be payable by Customer within thirty (30) days of Customer's receipt of each said invoice. In the case of a dispute between Customer and Consultant over charges that have been billed to Customer, Customer may withhold amounts equal to the disputed amount from Consultant billings until the parties settle such dispute. Consultant shall continue to perform all of its obligations under the Agreement during any period in which Customer withholds any disputed portion of Consultant's bills. All invoices shall include Consultant's tax identification number.

     2.3 There shall be added to any charges under this Agreement amounts equal to any applicable taxes, however designated, levied or based on such charges or on this Agreement for the services rendered hereunder, including, but not limited to, sales and use taxes, state and local privilege or excise taxes based on revenue or sales, and any taxes, or amounts in lieu thereof, paid or payable by Consultant in respect to the foregoing, exclusive of taxes based on the income of Consultant and/or any taxes on any withholding at the source obligation of Consultant which shall be the responsibility of Consultant.

                                   ARTICLE 3
                              CONSULTANT EMPLOYEE

     3.1 In the event that the Consultant employee assigned to perform services under any Schedule is unacceptable to Customer, for performance reasons Customer shall notify Consultant of such fact in writing and the named employee shall be forthwith removed from performing services under that Schedule. Customer is the sole judge as to performance capability. In the event that the Consultant employee assigned to perform services under any Schedule is found to be not acceptable to Customer for any other reason, Customer shall notify Consultant of such fact and Consultant shall immediately take appropriate corrective action. In the event that any such corrective action requires such Consultant employee to be removed by Consultant from performing services for Customer hereunder, Consultant agrees to promptly provide a qualified replacement, if requested by Customer.

     3.2 Consultant agrees to use its reasonable efforts to insure the continuity of the Consultant employee assigned to perform services under any Schedule. Any reassignment by Consultant of the employee assigned to perform services under any Schedule must be with Customer's prior written consent, such consent not to be unreasonably withheld. In the event Consultant replaces the employee assigned to perform services under any Schedule, Consultant will provide a replacement acceptable to Customer as soon thereafter as is reasonably possible.

     3.3 Personnel supplied by Consultant hereunder are the employees of Consultant and are not Customer's personnel or agents, and Consultant assumes full responsibility for their acts. Consultant shall be solely responsible for the payment to the Consultant employees assigned to perform services hereunder, of compensation (including the withholding and remitting of income taxes, social security taxes and Medicare taxes; providing for workers' compensation, disability insurance benefits, unemployment insurance benefits, and the like); and any and all claims of lawsuits made by Consultant's employees relating to their employment by Consultant. Consultant shall inform its employees that they are not entitled to any Customer employee benefits.

                                   ARTICLE 4
                                     TITLE

     4.1 It is understood that Consultant's development of all deliverables to be provided hereunder is to be a "work made for hire" within the meaning of 17 United States Code Section 101 as it may be amended from time to time. All rights, including all copyright ownership rights, in the deliverables to be provided hereunder shall be the sole and exclusive property of Customer. It is further understood that Consultant hereby transfers and assigns to Customer any and all interests or rights that Consultant has, or may acquire, in all deliverables to be provided hereunder, including, but not limited to, copyright rights and protection under 17 United States Code Section 106 as it may be amended from time to time. It is further understood that Consultant, its employees, agents, and/or representatives shall not copyright, patent, trade secret, use, sell or distribute the deliverables to be provided hereunder.

     4.2 The Consultant shall give Customer and any person designated by Customer, at Customer's expense, such reasonable assistance as may be required to perfect the rights described in this Article 4.

     4.3 The Consultant shall immediately upon the effective date of completion or termination of each Schedule turn over to Customer all materials developed pursuant to such Schedule including, but not limited to, working papers, narrative descriptions, reports and data.

                                   ARTICLE 5
                            CONFIDENTIAL INFORMATION

     5.1 Confidential information shall mean any information obtained by Consultant, from or disclosed to Consultant by Customer which relates to the past, present and future research, development and business activities of Customer (or any of Customer's divisions, parent, subsidiaries or affiliated companies) under any Schedule. Consultant shall hold all such confidential information in trust and confidence for Customer during the term of this Agreement and for a period of five (5) years from the date of its acquisition by Consultant and, except as may be authorized by Customer in writing, Consultant shall not disclose to any person, firm or enterprise, or use for its benefit, any such confidential information. Upon termination of this Agreement, Consultant shall deliver to Customer all items including, but not limited to, drawings, blueprints, descriptions, or other papers or documents, which may contain any such confidential information. The parties agree that information is not confidential and Consultant shall have no obligation with respect to particular information to the extent, but only to the extent, that such information: (a) is already known to Consultant at the time it is obtained by Consultant from Customer, free from any obligation to keep such information confidential; (b) is or becomes publicly known through no wrongful act of Consultant; (c) is rightfully received from a third party without restriction and without breach of this Agreement; or (d) is independently developed by Consultant without use of any confidential information of Customer.

                                   ARTICLE 6
                                    WARRANTY

        6.1 Consultant warrants and represents that each of its employees assigned to perform technical assistance and/or related services under any Schedule shall have the proper skill, training and background so as to be able to perform in a competent and professional manner.

        6.2 Neither the execution by Contractor of this Agreement or any Schedule nor the consummation by Contractor of the transactions contemplated hereby conflicts with or results in a breach of any of the provisions of any agreement or other instrument to which Contractor is a party or by which it is bound, or constitutes a default under any thereof.

                                   ARTICLE 7
                                   LIABILITY

        7.1 Consultant shall be liable for and shall indemnify and hold Customer harmless against any loss or damage arising from the fault or negligence of Consultant, its officers, employees, agents and representatives.

        7.2 Customer shall be liable for and shall indemnify and hold Consultant harmless against any loss or damage arising from the fault or negligence of Customer, its officers, employees, agents or representatives.

        7.3 IN NO EVENT SHALL EITHER PARTY HERETO BE LIABLE, ONE TO THE OTHER, FOR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS.

                                   ARTICLE 8
                               TERM OF AGREEMENT

        8.1 This Agreement shall commence on the date first above written and shall continue in effect thereafter until completion of the Consultant's performance hereunder unless and until terminated as hereinafter set forth.

        8.2 In the event of any material breach of this Agreement by either party hereto, the other party may (reserving cumulatively all other remedies and rights under this Agreement and in law and in equity, terminate this Agreement by giving ten (10) days' prior written notice thereof, provided, however, that this Agreement shall not terminate at the end of said ten (10) days' notice period if the party in breach has cured the breach of which it has been notified prior to the expiration of said ten (10) days.

     8.3 Notwithstanding any other provision of this Agreement to the contrary, Customer may terminate this Agreement or any Schedule hereunder by giving Consultant written notice of its election to terminate said Agreement or Schedule. In case, of any termination, Customer agrees to pay Consultant for all costs up until the effective date of termination at the costs to be agreed upon by the parties.

                                   ARTICLE 9
                                   ASSIGNMENT

     9.1 Neither party may assign this Agreement or any of its rights and/or obligations hereunder without the prior written consent of the other party, and any such attempted assignments shall be void.

                                   ARTICLE 10
                                    NOTICES

     10.1 Any notices or other communications required or permitted to be given or delivered hereunder shall be in writing (unless otherwise specifically provided here) and shall be deemed given if delivered personally or mailed by first-class mail, postage prepaid.

     to:       Fireman's Fund Insurance Company
               777 San Marin Drive
               Novato, California 94998
               Attention: Manager: IT Financial Administration

     and to:   Selectica, Inc.
               2890 Zanker Road, Suite 101
               San Jose, CA 95134
               Attention: Ashish Mathur

                                   ARTICLE 11
                                 GOVERNING LAW

     11.1 The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties, shall be governed by the laws of the State of California.

                                   ARTICLE 12
                                   INSURANCE

     12.1 Consultant shall acquire and maintain in full force and effect insurance coverage with carriers authorized to do business in California throughout the term of this Agreement. Coverage is required in the following categories to the limits shown.

          Category of Insurance                                  Limit
          ---------------------                                  -----

A.   Worker's Compensation Statutory Compliance

B.   Comprehensive General Liability                          $1,000,000.00
     (Bodily Injury and Property Damage)

C.   Comprehensive Auto Liability                             $1,000,000.00
     (Bodily Injury and Property Damage)

     (Owned and Non-Owned)

Consultant shall provide Customer with proof of insurance by furnishing Customer with Certificates of Insurance, or in the alternative, Consultant may provide a verified copy of the declaration page and/or endorsement of the relevant policy(ies) to the limits set forth above.

                                   ARTICLE 13
                 AMENDMENT, MODIFICATION OR WAIVER OF AGREEMENT

     13.1 No amendments, modifications, supplements to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties. A failure of either party to this Agreement to enforce at any time any of the provisions of this Agreement, or to exercise any option which is herein provided, or to require at any time performance by either party to this Agreement of any of the provisions hereof, shall in no way be construed to be a waiver of such provisions of this Agreement.

                                   ARTICLE 14
                                  SEVERABILITY

     14.1 In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable, provision shall be replaced by a mutually acceptable provision.

                                   ARTICLE 15
                            ADVERTISING OR PUBLICITY

     15.1 Neither Consultant nor Customer shall use the name of the other in publicity releases or advertising without securing the prior written approval of the other.

                                   ARTICLE 16
                               COMPLETE AGREEMENT

     16.1 This Agreement and the Exhibits and Attachments hereto constitute the entire agreement between the parties and supersedes all previous agreements, promises, proposals, representations, understandings and negotiations, whether written or oral, between the parties respecting the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto, each acting under due and proper authority, have executed this Agreement as of the day, month, and year first above written.

SELECTICA, INC.                           FIREMEN'S FUND INSURANCE
                                          COMPANY

By /s/ [Signature Illegible]              By /s/ [Signature Illegible]
  -----------------------------------       -----------------------------------

Title  Vice President, Sales              Title  VP, CID Systems
     --------------------------------          --------------------------------

Date  6-23-99                             Date  6-24-99
    ---------------------------------         ---------------------------------

                                   SCHEDULE 1

This Schedule is issued pursuant to the Master Agreement for Consulting Services ("Agreement") dated as of June 16, 1999 and between Selectica, Inc. ("Consultant") and Fireman's Fund Insurance Company ("Customer"). Any term not otherwise defined herein, shall have the meaning ascribed to it in the Agreement.

777 San Marin Drive                2890 Zanker Road, Suite 101
Novato, CA 94998                   San Jose, CA 95134
--------------------------------------------------------------
(Customer Location)                (Consultant Location)

Scott Kelly                        Ashish Mathur
--------------------------------------------------------------
(Customer Project Manager)         (Consultant Project Manager)

Schedule Commencement Date: June 25, 1999
Term of Schedule: Approximately 10 working days from commencement date

SKILL LEVEL                   HOURLY RATE
-----------                   -----------
Project Manager                 [*]
Consultant                      [*]

The above Rates apply to the scope of work as defined in this Schedule and the Attachment A. Any additional requests for services shall be defined in an additional Schedule(s) and signed by both parties.

Consultant shall invoice Customer, monthly in arrears, for reasonable out-of-pocket expenses necessarily and actually incurred by Consultant in the performance of its services under this Agreement, provided that (i) Customer has given its prior written consent to any such expenditures, and (ii) Consultant submits supporting documentation and appropriate vouchers for such expenses. Customer shall not reimburse Consultant for travel time. It is understood that Customer shall not reimburse Consultant for travel and living expenses incurred by a Consultant employee in performing services at a Customer facility located in the same metropolitan area as that employee's home base. It is also understood that any air transportation reimbursable hereunder shall be coach-economy and that any entertainment by or on behalf of Consultant employees shall be at no cost to Customer.

Notwithstanding the duration of the time between the Commencement Date and the Completion Date shown herein, Customer may terminate this Schedule in accordance with Article 8.3 of the Agreement.

TOTAL COST AUTHORIZED UNDER THIS SCHEDULE IS NOT TO EXCEED $[*] plus expenses as authorized.

SELECTICA, INC.                    FIREMAN'S FUND INSURANCE
                                   COMPANY


By /s/ [ILLEGIBLE]                 By /s/ [ILLEGIBLE]
   --------------------------         ---------------------------

Title  Vice President, Sales       Title  VP, CID Systems
      -----------------------            ------------------------

Date   6-23-99                     Date   6-24-99
     ------------------------           -------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                           Attachment A to Schedule 1
                  To Master Agreement for Consulting Services
                            Between SELECTICA, Inc.
                      And Fireman's Fund Insurance Company
                              Dated June 16, 1999

                           STATEMENT OF SCOPE OF WORK
                       TMM Estimation Assessment Project

                                   Objective

The intent of the project estimation assessment is to finalize the requirements and develop the functional specification and high level schedule for the TMM Risk Assessment application that Consultant intends to build for Customer. The TMM Risk Assessment application assists underwriters to identify, qualify, assess the acceptability of lines of coverage and evaluate credits against profit goals.

A. Deliverables:

Consultant will provide the following deliverables for this project:

1. A functional specification for the phase-1 deployment of the TMM risk assessment application

2.      A high-level milestone based schedule for the phase-1 deployment

B. Scope of Work:

Deliverable 1. will include the development of a functional specification for the TMM risk assessment application covering, but not limited to the following areas specifically as it pertains to the phase-1 deployment:

        1.      Application flow

        2.      Security & Authentication

        3.      User Interface navigation and flow

        4.      Output & reports

        5.      Help

        6.      Custom formats

        7.      Knowledge-base

        8.      Save & restore

        9.      Database connectivity

        10.     Data sources including interfaces

        11.     Back-end and systems integration

        12.     Deployment platforms and sequencing

                                Responsibilities

Consultant is responsible to develop the functional specification and the high-level milestone based schedule. Customer will assist Consultant by providing personnel, resources and documentation necessary to complete the functional specification in a timely manner.

                                                                     SRR# 936165

                                   SCHEDULE 2

This Schedule is issued pursuant to the Master Agreement for Consulting Services ("Agreement") dated as of June 16, 1999 by and between Selectica, Inc. ("Consultant") and Fireman's Fund Insurance Company ("Customer"). Any term not otherwise defined herein, shall have the meaning ascribed to it in the Agreement.

777 San Marin Drive                     2890 Zanker Road, Suite 101
Novato, CA 94998                        San Jose, CA 95134
(Customer Location)                     (Consultant Location)

Michael Barry                           Ashish Mathur
(Customer Engagement Manager)           (Consultant Engagement Manager)

- Commencement Date: August 2, 1999     Completion Date: Upon Completion of
  Deliverables and Acceptance

- Scope of Work: see Attachment A

- Price: $[*]

- Bonus: An additional $[*] will be paid to Consultant if the following ("Bonus Criteria") are met:

     1. The Delivered System must be delivered no later than October 15, 1999 and

     2. The Delivered System must successfully pass acceptance as detailed under Acceptance below no later than October 15, 1999

- Invoicing Schedule:

#            MILESTONE                  AMOUNT                     TERMS
--   --------------------------      -----------            -------------------
1.   Signing of Schedule             $[*]                   due upon receipt of
                                                            invoice

2.   Delivery and Acceptance of      $[*]                   net 30 from receipt
     Deliverables 1, 2, 3, and 4     OR $[*]                of invoice
                                     if Bonus Criteria
                                     are met

The above payments apply to the scope of work as defined in this Schedule and the Attachment A. Any additional requests for services shall be defined in an additional Schedule(s) and signed by both parties.

- Acceptance:

When the Deliverables 1, 2, 3, and 4 as detailed in the attached Statement of Work (the "Delivered System") has been installed at Customer's site and has been made ready for use, Customer will begin acceptance testing (see "Application Acceptance Period & Criteria section of Attachment A). The acceptance test process will continue until the end of the business day of October 15, 1999. The acceptance test will be conducted for the purpose of demonstrating that the Delivered System performs the functions as set forth in the Acceptance Criteria as defined in the Application Acceptance Period & Criteria section of Attachment A. In the event that the Delivered System is not successfully passing the acceptance test Customer shall notify Consultant in writing as soon as reasonably possible specifying in reasonable detail in what respects the Delivered System is failing to perform. Consultant shall correct any deficiencies at no additional cost (except for actual out of pocket expenses). No later than the end of the

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

business day on October 15, 1999 Customer shall notify Consultant in writing of Customer's acceptance or non-acceptance of the Delivered System. If Customer fails to notify Consultant of it's acceptance or non-acceptance by the end of the business day of October 15, 1999 the Delivered System shall be deemed to be accepted by Customer.

If the Delivered System has not been accepted by Customer at the end of business on October 15, 1999 Consultant shall continue to correct any deficiencies at no additional cost (except for actual out of pocket expenses) until the Delivered System is deemed accepted by Customer such notification to be given to Consultant in writing at the time of acceptance.

- Expenses:

Consultant shall invoice Customer, monthly in arrears, for reasonable out-of-pocket expenses necessarily and actually incurred by Consultant in the performance of its services under this Agreement, provided that (i) Customer has given its prior written consent to any such expenditures, and (ii) Consultant submits supporting documentation and appropriate vouchers for such expenses. Customer shall not reimburse Consultant for travel time. It is understood that Customer shall not reimburse Consultant for travel and living expenses incurred by a Consultant employee in performing services at a Customer facility located in the same metropolitan area as that employee's home base. It is also understood that any air transportation reimbursable hereunder shall be coach-economy and that any entertainment by or on behalf of Consultant employees shall be at no cost to Customer.

Notwithstanding the duration of the time between the Commencement Date and the Completion Date shown herein, Customer may terminate this Schedule in accordance with Article 8.3 of the Agreement.

TOTAL COST AUTHORIZED UNDER THIS SCHEDULE IS NOT TO EXCEED $[*] plus expenses as authorized.

SELECTICA, INC.                         FIREMAN'S FUND INSURANCE COMPANY

By /s/ [Signature Illegible]            By /s/ [Signature Illegible]
   --------------------------------        -------------------------------------

Title Vice President, Professional      Title Vice President, IT CID
      Services                                ----------------------------------
      -----------------------------

Date Sep 10, 1999                       Date 09-08-99
     ------------------------------          -----------------------------------

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         Attachment A to the Schedule 2
                To the Master Agreement for Consulting Services
                            Between Selectica, Inc.
                      And Fireman's Fund Insurance Company
                              Dated June 16, 1999


                         RSM - FFIC's RISK SCORE MODEL


                               Statement of Work


                 PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


                                      BY:



                                [LOGO] SELECTICA



                         2890 Zanker Road, San Jose, CA

RSM PROPOSAL                      PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


TABLE OF CONTENTS

PROJECT DESCRIPTION AND SCOPE.................................................4

  BACKGROUND..................................................................4

  SCOPE.......................................................................4

    Security model............................................................4

    User Interface............................................................4

    Knowledge base............................................................5

    Deployment................................................................5

    Quoter....................................................................5

    Database repository.......................................................5

    Output Reports............................................................6

  FACTORS AFFECTING DEVELOPMENT...............................................6

    Assumptions, Constraints, and Dependencies................................6

    Assumptions...............................................................6

    Constraint................................................................6

    Dependencies..............................................................6

    Change Control Procedures.................................................7

  PROPOSAL....................................................................7

    Deliverable...............................................................7

    Application Development Services..........................................7

    Effort Estimate & Work Plan...............................................7

    Milestones................................................................8

    Training and Maintenance..................................................8

    Project Responsibilities and Resources Profile............................8

    FFIC Responsibilities & Deliverables......................................9

    Application Acceptance Period & Criteria.................................10

    Activity.................................................................10

    Date.....................................................................10

    Proposal Acceptance......................................................10

  EXHIBIT A  CHANGE REQUEST FORM.............................................11

  EXHIBIT B  RESOURCE PROFILE................................................12

    Fireman's Fund Team......................................................12

  EXHIBIT C  REQUIREMENTS LIST...............................................14

    General Requirements.....................................................14


                                   - Page 2 -

RSM PROPOSAL                      PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

    Description..............................................................14

    Priority.................................................................14

    Key Functions............................................................14

    KBS......................................................................15

    Risk Evaluation Assessment...............................................16

    Risk Evaluation Declinations.............................................16

    Risk Evaluation Key Functions............................................17

    Data Mining and Storage..................................................18

    Data Reference and Support...............................................18

    GUI......................................................................18

    System Access............................................................18

    User Authorization and Access............................................19

    Exceptions...............................................................19

    Help Key Functions.......................................................19


                                   - Page 3 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


PROJECT DESCRIPTION AND SCOPE

This proposal describes the scope of the first phase of engagement between Fireman's Fund Insurance Company ("FFIC") and Selectica, Inc. ("Selectica"), targeted to create RSM - a Risk Score Model for FFIC. Selectica intends to provide the appropriate Advanced Configurator Engine (ACE) product set for this application, assist FFIC staff to develop the application (includes actual hands-on development of specific sections), and train FFIC personnel for continuing long-term application maintenance. Refer to the detailed functional specifications attached for any further information. The acceptance criteria is identified in the Requirements List which is Appendix C to this document.

Pilot implementation scheduled for October 18th, 1999, is a fully functioning Risk Scoring Model with interfaces to reference data, a populated knowledgebase
(KBS) and the GUI screens. Specific deliverables for this engagement are listed in the "Deliverable" section in this document.

The phase from the Pilot to nationwide implementation will be a treated as a separate project and will include monitoring of the deliverables from a pilot operation in the North West region and additional functional enhancements that may be identified during the pilot development phase. A separate statement of work, functional specification, and a work/project plan for this phase is planned as a task in the Pilot project plan.

BACKGROUND

FFIC's Commercial business is focused around selling insurance policies for the Target Middle Market ("TMM") for the various coverages such as General Liability, Auto, Workers Compensation, and Umbrella coverage. As part of its Operational Efficiency strategy, FFIC now needs to provide a Risk scoring mechanism, focused first on the intranet access for its underwriters (FFIC employees), then integrated with its producers (the brokers who are their major revenue channel), and finally for direct sales on FFIC's e-Commerce program.

SCOPE

FFIC envisions RSM as a risk score advisor for its employees, targeted in this first phase, towards its internal underwriters nation wide. FFIC currently identifies the necessity to generate segmental analysis for a maximum of 10 states at any given point. FFIC also identifies that in the current phase any adjustment and segmental analysis for California, Oregon, Washington, Nevada, Alaska and standard states will need to be supported. This capability will be extended to other states if additional time becomes available in the development plan. The detailed functional specifications contain the specifics for this capability.

SECURITY MODEL

The Portal security logon mechanism will be used to gain access to the TMM site, which is passed on to RSM. The current phase will allow the model to validate a user through the portal system which is used to identify the user with the RSM system. The users do not have hierarchical access rights assigned inside the system. All the Risk Scores generated by any valid user will be accessible by all the users of the system.

USER INTERFACE

The user will gain access to the Application via the standard FFIC browser through a link on the TMM home Site. The user interface will adhere to the current TMM Home Site standards. The mockup of the user interface is contained in the Functional Specifications. The navigation is designed with the minimum amount of refreshes of the screen which will enable and enhance the speed of operation covering categories of questions, results and links to service specifications. The User will be allowed to exit to the TMM home site.


                                   - Page 4 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY



For Post Pilot of Phase I, based on the feed back received from the user group, changes may be identified which may require a redevelopment of part of the user interface. Any identified changes will be processed via the Change Control process identified later in this document.

KNOWLEDGE BASE

The Knowledge base ("KBS") is the core business model developed using the Ace Model builder tool. Maintenance and enhancement of the model will be accomplished via the Ace Model-builder tool. It will support extracted data for the parameter and rules/constraints from the Selectica database which will be developed and populated for the RSM project only. These products suite is available to FFIC according the Annual maintenance contract agreed to on June 24th, 1999.

DEPLOYMENT

Deployment environment is at FFIC Computer's hosting site in Novato, California. The platform for deployment will be dual-CPU PII 450-500 MHz machines with 512MB of memory, 3x9 Hot pluggable, Raid controlled disk drives. Disaster Recovery will be supported via standard tape backup of the databases and drive images. Support will be provided by FFIC for daily operations and Selectica support will be provided as agreed to in the contract dated June 24, 1999.

QUOTER

The Ace Quoter implementation will be done on a DB2 database on a Windows NT platform by 10/18/99. This implementation requires engineering development effort by Selectica to support DB2. The implementation on the AIX DB2 platform will be done by 01/14/2000. The additional engineering work by Selectica has been agreed to in the contract dated June 24th, 1999.

DATABASE REPOSITORY

The application will connect to a DB2 database for data required for developing the Knowledge base parameters and rules/constraints for the four lines of businesses. This DB2 database will be developed as part of the RSM project. This database will have tables populated from various sources.

CUSTOM "PLUG INS":

"Plug Ins" is additional functional piece of program written in JAVA language, which is referred to the Ace Enterprise server as an external entity. These "plug in" components are executed on the server only.

     o Generic data retrieval "plug in" needs to be developed to fulfill all FFIC Runtime Database search requirements. This piece of program is developed and integrated by FFIC.

The rest of the "plug in"

     o    Quote Lock "plug in."

     o Search ability required across quote cart container and quote container.

     o Copy quote functionality needs a plug-ins / stored procedure to be developed.

BACK END SYSTEM INTEGRATION

No Back End integration is required in this Phase as we are not integrating into any legacy systems. The data, which is part of the RSM system, are part of the DB2 Quote repository, in a meta data format, is available for FFIC for any further process they may seem appropriate. No interface with any FFIC systems/applications are required for the Pilot phase.

OUTPUT REPORTS

Segmentals for all the policies accepted needs to be generated as reports in HTML format and an output of them will be stored in a PDF format as a blob field in a DB2 database. Support will be

                                   - Page 5 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


provided to extract information from the meta data to monitor the pilot risk assessments and for model verification.

FACTORS AFFECTING DEVELOPMENT

ASSUMPTION, CONSTRAINTS, AND DEPENDENCIES

The purpose of this section is to document internal and external factors that will affect the project plan and its execution. Proper steps will be taken to ensure that all assumptions are fulfilled, dependencies addressed and that expectations are properly set that take into account the project's constraints.

ASSUMPTIONS

Selectica assumes that FFIC will be available to assist with all the service knowledge required to deliver the scope of work defined in this document. Selectica will provide access to the software components produced by Selectica required during the engagement. Selectica also assumes that FFIC will provide any other hardware or software required to successfully execute this project. Selectica also assumes that FFIC will make available all related documentation and any associated resources, throughout the course of this engagement, and that FFIC management will provide timely decisions, essential for the completion of the deliverables on time.

Software:

     o ACE Enterprise, Ace Quote Server, Ace Studio and ACE Enterprise Manager software

     o    Windows NT 4.0 (with service pack 4), HTTP server (IIS)

     o    Servlet engine (JRUN 1.2.2)

     o    DB2

Hardware (for development) may include but is not limited to:

     o    1 server to host the http server, and the ACE Enterprise server.

Hardware (for production) may include but is not limited to:

     o    1 server to host the http server, and the ACE Enterprise server.

To ensure that the application will be deployed on the AIX platform Selectica requires FFIC to provide the deployment hardware at their premises at San Jose at least 3 months prior to the actual deployment, i.e.: latest by 31/09/99. Selectica also assumes that FFIC will provide resources for the creative design, navigation and flow and content of the RSM application HTML pages. Selectica will assist in the review and adaptation of these HTML templates to the RSM knowledge base and engine.

CONSTRAINT

The functionality mentioned in the deliverables will have to either work within or work around the limitations of the environment. These include browser capabilities, product capabilities, interface capabilities etc. Selectica suggests that the testing environment be restricted to Netscape 4.x and Internet Explorer 4.x (JavaScript 1.2 compliant versions only) on Windows NT, 95 and 98 platforms.

DEPENDENCIES

In order for the development process to be successful, Selectica personnel will work closely with FFIC personnel during the complete period of engagement. Logistically, most of the development work is envisioned at FFIC premises. Other tasks such as but not limited to engineering development, UDF / plug-in development, application and navigation flow design and reviews may be done at Selectica premises as necessary. The complete project will be deployed at FFIC hosting facility, currently targeted in Novato, California or Phoenix, Arizona.

                                   - Page 6 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

CHANGE CONTROL PROCEDURES

Final design or user-interface changes, if any, will need to be made early in the project. In order to meet the achieved delivery date of this project, we do not expect any scope changes during the engagement. If there is a valid business need for a scope change, then a written change request will be required. Change requirements will be considered outside the scope of this project/proposal and will be reviewed during or after the project has been completed. All changes to scope will be communicated in the change request form - See Exhibit A.

PROPOSAL

DELIVERABLE

The Selectica consulting deliverable for the first phases engagement is:

     1. Design and creation of RSM features and compatibility database

     2. Design and co-development of RSM knowledge base

     3. Design and co-development of RSM HTML pages

     4. Selectica-tagged HTML application pages

     5. Selectica agrees to install their ACE Product suite on the planned AIX production machine as part of these billed tasks. This task will be completed after the October 15th, 1999, planned implementation date.

APPLICATION DEVELOPMENT SERVICES

Selectica will provide the implementation services to design RSM application and compatibility database, co-develop its knowledge base, co-design/develop HTML pages, and co-tag the application HTML templates, and test and deploy the application. Selectica envisions an initial 5-10 person-days effort to help
FFIC create the detailed requirements and functional specification for FFIC. Selectica expects that FFIC and its creative content team are present, available and participating in this specification process. Selectica also expects that this team reviews and approves the specification and schedule before actual design and implementation activity start.

EFFORT ESTIMATE & WORK PLAN

The go-live date for the pilot of Phase I is scheduled for the October 18th 1999. The detailed efforts are scheduled from August 2nd 1999 to October 18th 1999. Refer to the detailed project plan for further detail.

MILESTONES

Selectica schedule milestones will be based on the Commencement Date as stated in the Schedule. The milestones are spread over a 3 month timeframe, sequenced roughly as follows:

     - Assessment results approved currently scheduled for August 16th 1999.

     - Project commencement is Scheduled for August 2nd 1999.

     - Functional specification review and approval by August 16th 1999.

     - User Interface review and approval within August 16th 1999

TRAINING

Throughout the term of this effort Selectica will train FFIC Team members and the system administrator as per the Exhibit B. The FFIC team members will be developing the "KBS", the HTML GUI and the Database and advanced knowledge will be transferred during the process of joint Selectica/FFIC development.

                                    -Page 7-

RSM PROPOSAL                      PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

PROJECT RESPONSIBILITIES AND RESOURCES PROFILE

Selectica anticipates 1-project manager/business analysts and 4-6 consulting engineers for the duration of the project.

FFIC's project manager will be responsible for the overall project deliverable management. The Selectica project manager will primarily report to FFIC project manager. The FFIC project manager will be responsible for project documentation such as (but not limited to) specifications, designs, plans, scope, and schematics. The project managers will create and maintain the project plan, and communicate project status and plan variances to affected and interested parties. The FFIC project manager will coordinate with FFIC management and project team members. The project managers will arrange and seek reviews and approvals as scheduled and defined in the project plan. The project managers will also be responsible for dissemination of all information, status and call reports, change management and scheduling quality audits. The business analyst will be responsible for all functional specifications and requirements analysis documents. Selectica's team members and FFIC's team members will be responsible for design, implementation and testing of RSM and related database and knowledge-base, user interface and site integration and deployment activities.

FFIC RESPONSIBILITIES & DELIVERABLES

FFIC is responsible for the final deployment success of the configuration application to the user community. Selectica can best assist in this endeavor by providing the appropriate personnel to provide timely information, review and testing of the application, In particular:

o Appoint a FFIC project manager for this engagement. The project manager will be the central point of contact for Selectica for all product, schedule and resource-related issues, reviews, and decision making. The project manager is also responsible to provide access to and time with personnel with critical product and selling knowledge.

o Participate in the functional specification and requirements analysis and provide timely review and approval.

o Assemble a user team to review all designs and flows for FFIC. The users are in the best position to evaluate what works for them. This team would be responsible for timely reviews and acceptances of all deliverables.

o Provide graphic and web designers to create the HTML template for FFIC. Selectica expects to work closely with this team during this process to ensure that the application being developed and the flow meets Selectica's requirements and adheres to the standards and best practices encouraged for Selectica's deployments. FFIC's responsibilities in the design and development include:

     o    Develop the HTML templates for the application.

     o    Develop the knowledge-base.

     o Develop any copy, help-text and help-system and any graphic elements and databases.

o Provide engineers to help design and implement the knowledge base as identified in Exhibit B.

o Provide a test team to create functional and acceptance test plans, test scenarios and then perform acceptance and final testing.


                                   - Page 8 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


APPLICATION ACCEPTANCE PERIOD & CRITERIA

The FFIC TMM RSM business unit manager (Carol Zychowski) will base application acceptance upon approval of those requirements listed in Exhibit C with a priority of "HIGH" (the "Acceptance Criteria"). These requirements will be deemed to be critical or "show stoppers". Requirements with a priority of "MEDIUM" or "LOW" are not mandatory for acceptance. Any scope changes requested during the application development period are not subject to be part of the application acceptance.

The acceptance period schedule will be:


ACTIVITY                             DATE

Start of Acceptance test           10/04/99

End of Acceptance test             10/08/99

Last date to report any            10/08/99
problems to SELECTICA

All 'High' Priority repairs        10/12/99
complete

Start Final Testing                10/13/99

End Final Testing                  10/14/99

Decision on Acceptance             10/15/99



                                   - Page 9 -


RSM PROPOSAL                                          PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


                                                   EXHIBIT A CHANGE REQUEST FORM
 CHANGE REQUEST SUMMARY
 Date                           Summary of Change             Reason for Change
-------------------------------------------------------------------------------------------------------------------
 September 8,
 1999
-------------------------------------------------------------------------------------------------------------------
 CHANGE REQUEST
-------------------------------------------------------------------------------------------------------------------
 (attach complete specification as necessary)







-------------------------------------------------------------------------------------------------------------------
 CHANGE IMPACT ANALYSIS
-------------------------------------------------------------------------------------------------------------------
 (attach engineering response as necessary)






-------------------------------------------------------------------------------------------------------------------
 IMPACT RATING                     --------------------------------------------------------------------------------
                                   AREAS IMPACTED
 DIFFICULTY FACTOR:                --------------------------------------------------------------------------------
 (High, Medium, Low)               [X]     Area (check all that apply)          Owner               Due Date
                                   --------------------------------------------------------------------------------
                                   [ ]   KBS Development
                                   --------------------------------------------------------------------------------
                                   [ ]   GUI Development
                                   --------------------------------------------------------------------------------
                                   [ ]   Quote Development
                                   --------------------------------------------------------------------------------
                                   [ ]   Output/Reports Development
                                   --------------------------------------------------------------------------------
 NOTES:                            [ ]   Database Connectivity
                                   --------------------------------------------------------------------------------
                                   [ ]   Backend Interfaces
                                   --------------------------------------------------------------------------------
                                   [ ]   Front-end Interfaces
                                   --------------------------------------------------------------------------------
                                   [ ]   Security Development
                                   --------------------------------------------------------------------------------
                                   [ ]   Online Help Development
 RELEVANCY TO OBJECTIVE:           --------------------------------------------------------------------------------
                                   [ ]   Deployment
                                   --------------------------------------------------------------------------------
                                   [ ]   Engineering Gap
                                   --------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
 CHANGE IMPACT APPROVAL
-------------------------------------------------------------------------------------------------------------------

 This form must be filled out and signed for each customer change request. A Selectica Project Manager's signature does not indicate a guarantee that the change request will be implemented. All change requests should be added to the project plan to determine anticipated impacts. Anticipated impacts should be stated in the section above. The signature below represents authorization by the customer to complete the work required.



   ------------------------------                                                 ------------------------------
-------------------------------------------------------------------------------------------------------------------


                                   - Page 10 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

-------------------------------------------------------------------------------
Selectica Inc., Project Manager                      Client Project Manager
-------------------------------------------------------------------------------

                          EXHIBIT B   Resource Profile

                              FIREMAN'S FUND TEAM

                             ENGAGEMENT MANAGEMENT
                                 Michael Barry

                               PROJECT MANAGEMENT
                                 Scott B Kelly
                                Carol Zychowski

                          BUSINESS ANALYST/DEVELOPERS
                                    John Cox
                                  Ken Davidson
                                  Annie Barton
                               John Boultinghouse
                                 Frank Svoboda
                                   Dan Kurth
                                 Kaye Schleich
                               Ashfaque Mohammed
                                   John Orvis
                                 Jim Gallagher
                               Rolfe Dlugy-Hegwer

                                  METHODOLOGY
                                  Angie Flynn

                               QUALITY ASSURANCE
                                  Linda Holte
                                 Angela Simons

                                  ARCHITECTURE
                                 Clint Courier

                              SYSTEM ADMINISTRATOR
                                Louis Kullesied


                                   - Page 11 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY


                                 SELECTICA TEAM

                             ENGAGEMENT MANAGEMENT
                                 Ashish Mathur

                               PROJECT MANAGEMENT
                              Indramohan Sahadevan

                                  ENGINEERING
                               Aparna Subramaniam
                                  Umesh Patil
                                  Jimmy Young

                          BUSINESS ANALYST/DEVELOPERS
                                  Shekar Varma
                                 Terri Macaluso
                                 Sridhar Kolluri
                              Pramod Venkataramani
                                 Kirti Desmukh
                                 Vishahan Iyer

                              SYSTEM ADMINISTRATOR
                                  Michael Ann


                                  - Page 12 -

RSM PROPOSAL                       PREPARED FOR FIREMEN'S FUND INSURANCE COMPANY


                          EXHIBIT C REQUIREMENTS LIST

                              GENERAL REQUIREMENTS

-----------------------------------------------------------------------------------------------------------------------
      REQUIREMENT                                 DESCRIPTION                             PRIORITY           RELEASE
-----------------------------------------------------------------------------------------------------------------------
      KEY FUNCTIONS
-----------------------------------------------------------------------------------------------------------------------
1.    Interface to producer database              Define interface to a producer          TBD                Future
                                                  database that can capture producer
                                                  code based on producer name.

-----------------------------------------------------------------------------------------------------------------------
2.    Provide data storage in DB2/UDB.            Store RSM Tables and account            HIGH               October
                                                  Documentation in DB2/UDB format

-----------------------------------------------------------------------------------------------------------------------
3.    Provide user maintainable parameters        Provide user maintainable               HIGH               October
                                                  method for maintenance of and
                                                  changes to parameter values

-----------------------------------------------------------------------------------------------------------------------
4.    Risk evaluation document medium             Display Risk Score Model                HIGH               October
                                                  Documentation using HTML

-----------------------------------------------------------------------------------------------------------------------
5.    Create and display Risk Scoring             Provide the ability to create and       HIGH               October
      Documentation                               display Risk Scoring Documentation
                                                  (RQA, etc.)

-----------------------------------------------------------------------------------------------------------------------
6.    RSM shall support 4 lines of business       Support 4 lines of business:            HIGH               October
                                                  General Liability, Auto, Workers
                                                  Compensation, and Property.

-----------------------------------------------------------------------------------------------------------------------
7.    Automate look-up of data Values and         Automate look-up of data Values         HIGH               October
      data Relationships                          and data Relationships

-----------------------------------------------------------------------------------------------------------------------
8.    Maintain the single model version for all   All users will have same                HIGH               October
      users for both production and training      production version of the RSM
                                                  (HTML, Knowledgebase and
                                                  reference data)

-----------------------------------------------------------------------------------------------------------------------
9.    Provide Partial key search                  Provide partial key search for the      TBD                Future
                                                  customer name filter

-----------------------------------------------------------------------------------------------------------------------
10.   Provide Management Reports                  Provide Management Reports              TBD                Future

-----------------------------------------------------------------------------------------------------------------------
11.   Provide ad-hoc reports                      Provide ad-hoc reports                  LOW                October

-----------------------------------------------------------------------------------------------------------------------
12.   Provide for the downloading of Account      Account information shall be            TBD                Future
      Information                                 downloaded from FFIC Sources
                                                  based on the information entered
                                                  by the user

-----------------------------------------------------------------------------------------------------------------------
13.   Notify user if invalid data is entered      Validations shall be performed          MEDIUM             October
                                                  on all data inputs to the Risk
                                                  Score Model

-----------------------------------------------------------------------------------------------------------------------


                          SELECTICA, INC. CONFIDENTIAL

                                  - Page 13 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

--------------------------------------------------------------------------------------------------------
14.  Provide for user maintained questions      Format and structure questions         HIGH      October
     and answers                                shall be such that changes to
                                                text, answer format, and quantity
                                                of questions do not involve any
                                                redesigning

--------------------------------------------------------------------------------------------------------
15.  Record all data entered                    Record RSM session in relational       HIGH      Future
                                                data store

--------------------------------------------------------------------------------------------------------
16.  Display Account Information                Display the account information        HIGH      October
                                                including office, region, lines of
                                                coverage, and D&B number

--------------------------------------------------------------------------------------------------------
17.  Provide storage and retrieval of           Provide segmental automobile,          MEDIUM    October
     segmental auto, GL, Property and WC        General Liability, Property and
     rating and RQA Forms                       Workers Compensation rating
                                                and RQA forms

--------------------------------------------------------------------------------------------------------
18.  Provide search capability                  Provide capability to search for       MEDIUM    October
                                                prior entered Risk Assessments
                                                by Customer

--------------------------------------------------------------------------------------------------------
19.  Uniform & consistent formats will be       Provide consistent data entry for      HIGH      October
     used for data entry                        field formats, consistency of field
                                                edits and consistency of data
                                                presentation within all screen in
                                                the Risk Score Model

--------------------------------------------------------------------------------------------------------
20.  Provide only one data entry field for      Provide only one data entry field      HIGH      October
     each data element                          for each data element

--------------------------------------------------------------------------------------------------------
21.  Capture all user entered data              All data to be stored in DB2           HIGH      October
                                                database

--------------------------------------------------------------------------------------------------------
22.  Evaluate New and Renewal policies          Provide ability to process both        HIGH      October
                                                New and Renewal policies

     KBS
--------------------------------------------------------------------------------------------------------
23.  Synchronization and data integrity         System shall have the ability to       MEDIUM    October
                                                synchronize and ensure data
                                                integrity

--------------------------------------------------------------------------------------------------------
24.  Provide system management tool to          Provide management of system           MEDIUM    October
     manage ACE components                      configuration administration for
                                                remote locations

--------------------------------------------------------------------------------------------------------
25.  Provide Launching of RSM application       Launch RSM application via a           HIGH      October
                                                bookmark or URL

--------------------------------------------------------------------------------------------------------
26.  ACE Enterprise and KBS shall be used       Selectica's ACE Enterprise shall       HIGH      October
     for risk evaluation                        use the KBS rules to evaluate
                                                the risk as defined in the TMM
                                                Account Model
--------------------------------------------------------------------------------------------------------

                                   - Page 14 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

RISK EVALUATION ASSESSMENT
-------------------------------------------------------------------------------------------------------
27.  Provide capping for incurred losses       Provide capability to cap incurred    HIGH      October
                                               losses for each risk assessment
-------------------------------------------------------------------------------------------------------
28.  Support Worker's Comp codes per TMM       Support Worker's Comp codes           HIGH      October
     Account Model                             per TMM Account Model
-------------------------------------------------------------------------------------------------------
29.  RSM to access Dun and Bradstreet          RSM to access Dun and                 HIGH      October
     information for each risk.                Bradstreet information for each
                                               risk
-------------------------------------------------------------------------------------------------------
30.  Provide search capability based on Dun    Provide search capability based       HIGH      October
     and Bradstreet name                       on Dun and Bradstreet name
-------------------------------------------------------------------------------------------------------
RISK EVALUATION DECLINATIONS
-------------------------------------------------------------------------------------------------------
31.  Generate Declination Messages in          Provide a full set of declination     MEDIUM    October
     override process                          Messages on override of model
                                               assessment.
-------------------------------------------------------------------------------------------------------
32.  Display Account Summary Screen            For all assessments the account       HIGH      October
                                               summary screen will be displayed.
                                               Any navigation from the screen
                                               will be by user choice
-------------------------------------------------------------------------------------------------------
33.  Generate Declination letter               Generate a declination (form?) or     TBD       Future
                                               reject (is this the same as
                                               declination) form(?)
-------------------------------------------------------------------------------------------------------
34.  Provide User Override for Declinations    If Declined, the user can override    HIGH      October
                                               the declination
-------------------------------------------------------------------------------------------------------
35.  Display Declination Details               If operations has declined based      HIGH      October
                                               on score, the declination details
                                               are displayed first:
                                               completed forms are displayed to
                                               the user for modification -
                                               second: identify and display
                                               complete credit structure by line,
                                               with range of acceptable credits
                                               and lines which are declined or
                                               not quoted
-------------------------------------------------------------------------------------------------------

                                    - Page 15 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

--------------------------------------------------------------------------------------------
RISK EVALUATION KEY FUNCTIONS
--------------------------------------------------------------------------------------------
36.  Record the edit/update history     Develop an access/update            TBD      Future
     for each evaluation document       history to identify the owner
                                        of an evaluation and other
                                        associated parties; their roles,
                                        and who created and/or updated
                                        an evaluation.

--------------------------------------------------------------------------------------------
37.  Display Evaluation Results         Display risk evaluation results     HIGH     October
                                        for and for overall risk
                                        assessment

--------------------------------------------------------------------------------------------
38.  Perform risk evaluation            Perform Risk Evaluation on          HIGH     October
                                        individual Line Of Business
                                        and for total account

--------------------------------------------------------------------------------------------
39.  Provide SIC Search capability      Search SIC reference dB at          HIGH     October
                                        industry level.

--------------------------------------------------------------------------------------------
40.  Select a Writing Company           Select a writing company based      HIGH     October
                                        on the risk quality and
                                        headquarter state

--------------------------------------------------------------------------------------------
41.  Display user's answers to Risk     Display the answers to questions    HIGH     October
     Qualification questions            answered by the user to the
                                        qualification questions

--------------------------------------------------------------------------------------------
42.  Provide Quoter Access              Support archive from, and            TBD     Future
                                        retrieval to, Quoter after
                                        verifying the authority of the
                                        user executing the commands.

--------------------------------------------------------------------------------------------
43.  Restriction of Quoter              Quoter Access shall be restricted   HIGH     October
     Access                             To System Administrators.

--------------------------------------------------------------------------------------------
44.  Provide delete                     Support delete function for        MEDIUM    October
     function for Quoter                evaluations in Quoter

--------------------------------------------------------------------------------------------
45.  Calculate company deviation        Select pricing level for each       HIGH     October
     by Line of Business                individual Line Of Business
                                        based on determined company
                                        selection.

--------------------------------------------------------------------------------------------
46.  Calculate credits and debits       Calculate segmental Credits and     HIGH     October
                                        segmental Debits at the
                                        segmental Category and
                                        headquarter State level and
                                        display limits for each state.

--------------------------------------------------------------------------------------------

                                   - Page 16 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

-------------------------------------------------------------------------------------------------------
47.  Perform iterative scoring and calculations      Perform iterative scoring and       HIGH   October
                                                     calculations that change with
                                                     user input
-------------------------------------------------------------------------------------------------------
48.  Define Max Years for Loss Analysis              The maximum number of years to     MEDIUM  October
                                                     be used in/for the Loss
                                                     analysis shall be 10
-------------------------------------------------------------------------------------------------------
49.  Produce SNAP and segmental                      Produce different SNAP              HIGH   October
     documentation forms.                            and segmental documentation.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
DATA MINING AND STORAGE
-------------------------------------------------------------------------------------------------------
50.  Provide Data Storage from each Risk             All valid and invalid policies      HIGH   October
     Scoring session                                 entered into the Risk Score
                                                     Model shall be stored.
-------------------------------------------------------------------------------------------------------
51.  Retain data for 120 days                        Retain data for 120 days before     HIGH   October
                                                     automatically locking risk
                                                     assessment
-------------------------------------------------------------------------------------------------------
52.  Provide Data Mining Interface for               An interface shall be developed     HIGH   October
     Profit analysis                                 for the purpose of data extraction
                                                     to provide data to perform data
                                                     mining analysis
-------------------------------------------------------------------------------------------------------
DATA REFERENCE AND SUPPORT
-------------------------------------------------------------------------------------------------------
53.  Build Reference Databases                       IT and Business shall build the     HIGH   October
                                                     RSM reference databases in
                                                     accordance with the schema.
-------------------------------------------------------------------------------------------------------
54.  Identify Reference Data                         The sources of reference data       HIGH   October
                                                     will be identified per schema of
                                                     the data prototype
-------------------------------------------------------------------------------------------------------
55.  Prevent display of internally stored            Prevent display of internally      MEDIUM  October
     parameter values                                stored parameter values
-------------------------------------------------------------------------------------------------------
GUI
-------------------------------------------------------------------------------------------------------
56.  The Critical screen flow needs to be            The critical screen navigation      HIGH   October
     established and documented.                     needs to be finalized and
                                                     documented and then made
                                                     available to training.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
SYSTEM ACCESS
-------------------------------------------------------------------------------------------------------
57.  Develop Firewall pass-through                   Access of RSM through Firewall      TBD    Future
                                                     shall occur
-------------------------------------------------------------------------------------------------------

                                   - Page 17 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY

--------------------------------------------------------------------------------------------
USER AUTHORIZATION AND ACCESS
--------------------------------------------------------------------------------------------
58.  Provide User Authentication           User Access shall be             HIGH     October
                                           authenticated through Client
                                           logon or Portal.
--------------------------------------------------------------------------------------------
59.  Provide access to RSM to internal     Provide access to RSM to         HIGH     October
     FFIC employees at TMM FFIC            internal to FFIC Locations or
     Locations or through a modem          external via a modem.
--------------------------------------------------------------------------------------------
60.  Provide access to TMM RSM to users    Provide access to RSM users       TBD     Future
     external to FFIC Locations            external* to FFIC TMM Locations
     (Producers)
--------------------------------------------------------------------------------------------
61.  Provide access to General Public      Insurance buyers from the         TBD     Future
                                           general public shall have access
                                           through the internet.
--------------------------------------------------------------------------------------------
62.  Provide access to FFIC licensed       FFIC licensed producers shall     TBD     Future
     Producers                             gain access to the model
                                           through one of two facilities:
                                           1: an extra-net 2: the corporate
                                           web site
--------------------------------------------------------------------------------------------
63.  Selectica shall verify user access    The user ID is passed as a       HIGH     October
     to RSM                                string to Selectica to validate
                                           the user has access to the Risk
                                           Score Model
--------------------------------------------------------------------------------------------


EXCEPTIONS
--------------------------------------------------------------------------------------------
64.  Exception Identification/Handling     Identify and handle exceptions   MEDIUM   October
                                           consistent with the TMM Account
                                           Model.
--------------------------------------------------------------------------------------------
65.  Notify user of undesirable or         Notify user of undesirable or    MEDIUM   October
     exception accounts                    exception accounts when first
                                           identified by the RSM
--------------------------------------------------------------------------------------------
66.  Notify user if LOB or Account is      Notify user if LOB or Account    MEDIUM   October
     outside of Underwriting Appetite      is outside of underwriting
                                           appetite
--------------------------------------------------------------------------------------------
67.  Record Exceptional Conditions         Provide flexible responses to    MEDIUM   October
                                           user input to ensure additional
                                           information is recorded on
                                           accounts with exceptional
                                           conditions
--------------------------------------------------------------------------------------------
68.  Provide multiple navigation paths     Provide multiple navigation      HIGH     October
                                           paths (and flexible use of
                                           screens) based on user input
--------------------------------------------------------------------------------------------


HELP KEY FUNCTIONS
--------------------------------------------------------------------------------------------
69.  Provide page sensitive filed Help     Provide on-line Help for each    HIGH     October
                                           page which may include Tips,
                                           Suggestions, "How to..", Work
                                           Flow and Application Overviews,
                                           and a Glossary
--------------------------------------------------------------------------------------------

                                   - Page 18 -

RSM PROPOSAL                       PREPARED FOR FIREMAN'S FUND INSURANCE COMPANY



























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